AXA ENTERPRISE FUNDS TRUST


                    SUPPLEMENT DATED JANUARY 17, 2006 TO THE
                    PROSPECTUS FOR CLASS A, B, C AND Y SHARES
                               DATED JUNE 4, 2005

This Supplement updates the above-dated Prospectus of AXA Enterprise Funds Trust (the "Trust"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus, free of charge, by writing to the Trust at 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326.


The purpose of this Supplement is to provide you with information regarding a change of the investment sub-adviser (the "Adviser") to the AXA Enterprise International Growth Fund (the "Fund").

                    AXA ENTERPRISE INTERNATIONAL GROWTH FUND

Effective as of January 17, 2006, AXA Equitable Life Insurance Company ("AXA Equitable"), as the Investment Manager of the Trust and with the approval of the Trust's Board of Trustees, replaced Walter Scott & Partners Limited, the Adviser to the Fund, with Wentworth, Hauser and Violich ("WHV"), which is located at 353 Sacramento Street, Suite 600, San Francisco, CA 94111-3634.

As the new Adviser to the Fund, WHV attempts to achieve the Fund's investment objective, i.e., capital appreciation, by investing in equity securities of foreign companies that WHV believes are positioned for capital appreciation. WHV's utilizes a top down sector-oriented approach. The firm's investment philosophy is based upon investing in growth companies that are expected to benefit from long-term secular trends. WHV generally looks for companies whose earnings and are growing at an above-average rate.

The day-to-day management of the Fund will be performed by Richard K. Hirayama and Laura M. Albers. Mr. Hirayama, Senior Vice President and Managing Director joined WHV in 1990 and has had portfolio management responsibilities since that time. Ms. Albers, Vice President and International Security Analyst of WHV, joined the firm in 1998 and joined the International Equity Team as an International Security Analyst in 2001. She currently analyzes global economic sectors, industries and companies.

Founded in 1937, WHV is an independent investment manager that provides investment management services to individuals, public and private pension plans, financial institutions, endowments and foundations and, as of September 30, 2005, had approximately $6.4 billion in assets under management. WHV is wholly-owned by Laird Norton Investment Management, Inc., which is located at 801 Second Avenue, Suite 1300, Seattle, WA 98104.